Exhibit 99.2

Jasper Therapeutics Corporate presentation July 2025

2 BRIQUILIMAB IS AN INVESTIGATIVE DRUG AND IS NOT APPROVED FOR ANY INDICATION Safe Harbor Statements Forward - Looking Statements This investor presentation and any accompanying oral presentation (together, this “Presentation”) contain forward - looking statem ents. All statements other than statements of historical fact contained in this Presentation, including statements regarding the future opportunit ies and prospects of Jasper Therapeutics, Inc. (together with its subsidiary, "Jasper" or the "Company"), including milestones, potential regulatory fili ngs and the anticipated timing thereof, patient enrollment, future timelines, business strategy, and plans and objectives for future operations, are forward - lo oking statements. Jasper has based these forward - looking statements on its estimates and assumptions and its current expectations and projections about futur e events. These forward - looking statements are subject to a number of risks, uncertainties and assumptions, including those contained in the "Risk Fa cto rs" section of the Company's Annual Report on Form 10 - K for the year ended December 31, 2024, Quarterly Reports on Form 10 - Q and Current Reports on Form 8 - K that the Company has subsequently filed or may subsequently file with the SEC. In light of these risks, uncertainties and assumptions, the forward - lo oking events and circumstances discussed in this Presentation are inherently uncertain and may not occur, and actual results could differ materially and adv ers ely from those anticipated or implied in the forward - looking statements. Accordingly, you should not rely upon forward - looking statements as predictions of future events. Jasper undertakes no obligation to update publicly or revise any forward - looking statements for any reason after the date of thi s Presentation or to conform these statements to actual results or to changes in Jasper's expectations. Industry and Market Data Certain data in this Presentation was obtained from various external sources, and neither the Company nor its affiliates, adv ise rs or representatives has verified such data with independent sources. Accordingly, neither the Company nor any of its affiliates, advisers or repr ese ntatives makes any representations as to the accuracy or completeness of that data or undertakes any obligation to update such data after the da te of this Presentation. Such data involves risks and uncertainties and is subject to change based on various factors. Trademarks The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the products or services of the Company.

Interim BEACON and OLE study results continue to demonstrate potential for differentiated efficacy and safety profile in CSU

Briquilimab continues to demonstrate rapid onset, deep clinical response and favorable safety

- More than 25pt drop in UAS7 with 78% CR and 89% WC disease by week 4 with single dose (240mg SD & 360mg SD, n=9)
- Deep reductions in serum tryptase to LLOQ sustained through 4 weeks (240mg SD & 360mg SD)
- Highly effective in OLE study at 180mg Q8W with 73% CR and 82% WC disease at 12 weeks (n=11)
- Continued favorable safety profile

240mg Q8W & 240mg/180mg Q8W confounded by potential issues with one drug product lot

- 10 of 10 patients dosed from new drug product lot ("Lot A34954") showed no UAS7 reductions and modest reductions in serum tryptase
- 2 of 2 patients confirmed to have been dosed with different lot also used in OLE achieved rapid complete responses and deep tryptase reductions
- Investigation on potential issue with lot A34954 is ongoing, results expected in the coming weeks

Next steps to address lot issue and generate multi-dose data for Phase 2b dose selection

- Replacing all lot A34954 material with second lot for continued dosing of 240mg Q8W & 240mg/180mg Q8W patients
- Adding 10 - 12 patients across the two cohorts to provide additional data with replaced drug product
- Additional data from these two cohorts expected in Q4 2025

JASPER THERAPEUTICS

BRIQUILIMAB IS AN INVESTIGATIVE DRUG AND IS NOT APPROVED FOR ANY INDICATION

3

Briquilimab in Chronic Spontaneous Urticaria

Phase 1b/2a BEACON Study in Chronic Spontaneous Urticaria

Randomized, Double-Blind, Placebo-Controlled, Multiple Ascending Dose Study

BEACON TRIAL

Screening/Eligibility

- CSU diagnosis ≥ 6 mos.
- UAS7 ≥ 16
- 18+ years
- H1-antihistamine-failed
- Inadequate response to omalizumab

Study Operations

- **US Lead: Tom Casale, MD**
- **EU Lead: Martin Metz, MD**
- ~30 sites in the US & EU

Key Assessments

- **Disease Scores:** UAS7, UCT
- **Safety:** TEAEs, SAEs
- **PK**
- **Mast Cell Depletion & Recovery:** Serum Tryptase, Skin Biopsies

	Dose	Patients (Randomization)	Schedule
Open Label (n=6)	10mg	n=3	Weeks 0, 4, 12, 20
	40mg	n=3	
Double-Blind Placebo-Controlled (n=80)	80mg	n=8 (3:1)	Q8W
	120mg	n=6 (2:1)	Q8W
		n=6 (2:1)	Q12W
	180mg	n=10 (3:1)	Q8W
		n=9 (3:1)	Q12W
	240mg → 180mg	n=9* (3:1)	Q8W
	240mg	n=8* (3:1)	Q8W
		n=8 (3:1)	Single Dose
	360mg	n=8 (3:1)	Single Dose

*Includes Omalizumab Naïve participants

JASPER THERAPEUTICS

BRIQUILIMAB IS AN INVESTIGATIVE DRUG AND IS NOT APPROVED FOR ANY INDICATION

5

BEACON Single - Dose Cohorts 240mg SD & 360mg SD

7 BRIQUILIMAB IS AN INVESTIGATIVE DRUG AND IS NOT APPROVED FOR ANY INDICATION 240mg SD and 360mg SD PK Concentration over Time Rapid C - Max achieved around Day 5 - 8 LOQ values are imputed to 1. ALQ values are imputed to 100,000. PK values are displayed in log10 scale. 240mg SD Cohort 360mg SD Cohort

8 BRIQUILIMAB IS AN INVESTIGATIVE DRUG AND IS NOT APPROVED FOR ANY INDICATION Dose dependent reductions in serum tryptase Reduction below 1.6ug/ml in 80% (8/10) single dose 240mg & 360mg participants by week 2 Data analysis as of 3 July 2025 Weeks Serum Tryptase (ng/mL) LLOQ 0 2 4 6 8 10 12 0 1 2 4 6 8 240mg SD Placebo 36 0mg SD Values at LLOQ reported as 0.8ug/ml

9 BRIQUILIMAB IS AN INVESTIGATIVE DRUG AND IS NOT APPROVED FOR ANY INDICATION *Note: At Week 6 in the BEACON study, patients in the placebo arm were allowed rescue medications. 0 5 10 15 20 25 30 35 0 1 2 3 4 5 6 7 8 9 10 11 12 UAS7 Week Briquilimab (BEACON) Placebo (n=19) 240 mg SD (n=5) 360 mg SD (n=4) BEACON Cohort 6 (240mg SD) and Cohort 7 (360mg SD ) 89% (8 of 9) of patients achieving complete response following single dose

BEACON Multi - Dose Cohorts 240mg Q8W & 240mg/180mg Q8W

11 BRIQUILIMAB IS AN INVESTIGATIVE DRUG AND IS NOT APPROVED FOR ANY INDICATION BEACON Multi - Dose Cohorts (240mg Q8W & 240mg/180mg Q8W) 240mg Q8W & 240mg/180mg Q8W confounded by potential issue with one drug product lot • 10 of 10 patients dosed from one drug product lot (“Lot A34954”) showed no UAS7 reductions and modest reductions in serum tryptase • 2 of 2 patients confirmed to have been dosed with different lot, also used in OLE study, achieved rapid complete responses and deep tryptase reductions • PK achieved reasonable levels across both cohorts, consistent with 240mg SD & 360mg SD patients • No new safety signals observed Next steps: • Investigation on potential issues with Lot A34954 is ongoing, results expected in the coming weeks • Shipping drug product from the second additional lot to sites for dosing 240mg Q8W & 240mg/180mg Q8W patients • Adding 10 - 12 patients across the two cohorts to provide additional data

12 BRIQUILIMAB IS AN INVESTIGATIVE DRUG AND IS NOT APPROVED FOR ANY INDICATION *Note: At Week 6 in the BEACON study, patients in the placebo arm were allowed rescue medications. 0 5 10 15 20 25 30 35 0 1 2 3 4 5 6 7 8 UAS7 Week Briquilimab (BEACON) Placebo (n=19) Lot A34954 (n=10) Other lots (n=8) 240mg SD UAS7 Reductions by Drug Product Lot No CRs in patients (0 of 10) dosed with Lot A34954 vs 88% (7 of 8) for those given other lots

Safety

Briquilimab was well tolerated and demonstrated a favorable safety profile

BEACON TRIAL

Number of Participants With	Pooled 120mg Briquilimab (N=8) n (%)	Pooled 180mg Briquilimab (N=14) n (%)	240mg Briquilimab (N=5) n (%)	360mg Briquilimab (N=5) n (%)	240mg Q8W Briquilimab (N=6) n (%)	240mg D1 180mg Q8W Briquilimab (N=7) n (%)	Total Pooled Briquilimab (N=57)[5] n (%)	Pooled Placebo (N=19) n (%)
Any TEAE	8 (100)	10 (71.4)	5 (100)	4 (80)	2 (33.3)	3 (42.9)	38 (66.7)	11 (57.9)
Any Treatment-Related Serious TEAE	0 (0)	1 (7.1)[1]	0 (0)	0 (0)	0 (0)	0 (0)	1 (1.8)[1]	0 (0)
Any TEAE Leading to Discontinuation of IP	0 (0)	1 (7.1)[1]	0 (0)	0 (0)	0 (0)	1 (14.3)[2]	2 (3.5)[1,2]	0 (0)
Any Treatment-Related TEAE ≥ Grade 3	0 (0)	1 (7.1)[3]	0 (0)	0 (0)	0 (0)	0 (0)	1 (1.8)[3]	1 (5.3)[4]

Most commonly reported AEs (≥5 participants): nasopharyngitis, neutrophil count decrease, taste disorder, fatigue, hair color change, URTI

[1]Single participant, 180mg Q8W, CoFAR grade 2 hypersensitivity reaction
[2]Single participant, 240mg D1 180mg Q8W, CoFAR grade 2 hypersensitivity reaction
[3]Single participant, 180mg Q12W, CTCAE grade 3 AE: neutropenia, unrelated - prior history of idiopathic neutropenia, thrombocytopenia
[4]Single participant, placebo, CTCAE grade 3 bronchitis
[5]Total pooled briquilimab includes 10mg (n=3), 40mg (n=3), and 80mg (n=6)

BRIQUILIMAB IS AN INVESTIGATIVE DRUG AND IS NOT APPROVED FOR ANY INDICATION

JASPER THERAPEUTICS

15 BRIQUILIMAB IS AN INVESTIGATIVE DRUG AND IS NOT APPROVED FOR ANY INDICATION Safety/tolerability observations possibly related to KIT blockade were generally limited to low grade events Majority resolved during repeat dosing and none resulted in discontinuations Pooled Placebo (N=19) n (%) Total Pooled Briquilimab (N=57) n (%) 240/180 mg Q8W Briquilimab (N=7) n (%) 240mg Q8W Briquilimab (N=6) n (%) 360mg Briquilimab (N=5) n (%) 240mg Briquilimab (N=5) n (%) Pooled 180mg Briquilimab (N=14) n (%) Pooled 120mg Briquilimab (N=8) n (%) Adverse Event as reported term 1 (5.3) 5 (8.8) 0 (0) 1 (16.7) 0 (0) 0 (0) 2 (14.3) 1 (12.5) Hair color changes 1 (5.3) 0 (0) 0 (0) 0 (0) 0 (0) 0 (0) 0 (0) 0 (0) Skin discoloration 1 (5.3) 10 (17.5) 2 2 (28.6) 1 1 (16.7) 2 (40) 2 (40) 1 (7.1) 1 (12.5) Taste change/Hypogeusia 2 (10.5) 11 (19.3) 3 1 (14.3) 1 0 (0) 1 (20) 4 (80) 3 (21.4) 2 (25) Neutrophil count decreased 1 Events observed in patients dosed with drug product lots other than Lot A34594 2 Median time to resolution of Taste change/Hypogeusia observed was 31 days 3 Median time to resolution of Neutrophil count decreases observed was 15 days

16 BRIQUILIMAB IS AN INVESTIGATIVE DRUG AND IS NOT APPROVED FOR ANY INDICATION 240mg SD & 360mg SD neutrophil counts generally stable with predictable reduction which subsequently resolved Mean time to resolution of 42 days, no discontinuations or dose delays due to reductions in neutrophil counts Data analysis as of 3 July 2025 0 2 4 6 8 10 12 14 16 0 1 2 3 4 5 6 7 8 9 10 11 12 360mg SD 240mg SD Weeks Mean Neutrophils (10 9 /L) Placebo ULN LLN

CSU Open Label Extension 180mg Q8W

18 BRIQUILIMAB IS AN INVESTIGATIVE DRUG AND IS NOT APPROVED FOR ANY INDICATION Jasper Chronic Urticaria Open Label Study (JSP - CP - 014) Generate additional safety, efficacy and durability for both CSU and CIndU programs, at 180mg Q8W dose schedule Projected to add ~80 patients from the parent studies (Beacon and Spotlight)

19 BRIQUILIMAB IS AN INVESTIGATIVE DRUG AND IS NOT APPROVED FOR ANY INDICATION Preliminary OLE 180mg Q8W Results Rapid control as early as week 1, with >25 point mean change from baseline at week 12 Data cut - off 3 July 2025

20 BRIQUILIMAB IS AN INVESTIGATIVE DRUG AND IS NOT APPROVED FOR ANY INDICATION Briquilimab was well tolerated and demonstrated a favorable safety profile in the OLE study Briquilimab 180mg Q8W (n=18) 16 (88) Any adverse event* 0 (0) Any serious adverse event 0 (0) Any adverse event leading to discontinuation 0 (0) Adverse event leading to death 1** (5.5) Adverse event ≥ grade 3 *AEs occurring in ≥1 participant: COVID - 19, dizziness , ear pain, gastroesophageal reflux, nausea, pneumonia ** Single participant, grade 3 leukopenia, 8 weeks after 4 th dose, concurrent COVID infection, self - resolved while on study, participant achieved a CR at week 3 and maintains ongoing CR through 6 months

21 BRIQUILIMAB IS AN INVESTIGATIVE DRUG AND IS NOT APPROVED FOR ANY INDICATION Safety/tolerability observations possibly related to KIT blockade in OLE Briquilimab 180mg Q8W (n=18) 0 (0) Hair color change 0 (0) Skin discoloration 4 (22.2) Taste change/hypogeusia 0 (0) Neutrophil count decreased 1* (5.6) Leukocyte count decreased * Single participant, grade 3 leukopenia, 8 weeks after 4 th dose, concurrent COVID infection, self - resolved while on study, participant achieved a CR at week 3 and maintains ongoing CR through 6 months

Summary and Next Steps

23 BRIQUILIMAB IS AN INVESTIGATIVE DRUG AND IS NOT APPROVED FOR ANY INDICATION Potential drug product issue • Investigation of Lot A34954 ongoing, results expected in the coming weeks • Shipping fresh drug for subsequent dosing on current patients and adding 10 - 12 new patients across the two cohorts • Data for re - dosed patients and the additional 10 - 12 patients planned to be available by Q4 2025 • Halting the ETESIAN study in asthma given study dosed using the lot under investigation (Lot A34594) Single dose briquilimab continues to demonstrate rapid onset and deep clinical response • More than 25pt drop in UAS7 with 78% CR and 89% WC disease by week 4 with single dose (240mg SD & 360mg SD, n=9) Strong differentiated efficacy and safety in open label extension data at 180mg Q8W • Deep and sustained UAS7 reductions observed in the OLE study at 180mg Q8W 73% CR and 82% WC disease at 12 weeks (n=11) • Safety data supports a positively differentiated safety profile at 180mg Q8W Briquilimab continues to demonstrate potential for a meaningfully differentiated efficacy and safety profile in CSU

Jasper Therapeutics NASDAQ: JSPR July 2025